ASSET MANAGEMENT FUND

Money Market Fund
Ultra Short Mortgage Fund
Ultra Short Fund
Short U.S. Government Fund
Intermediate Mortgage Fund
U.S. Government Mortgage Fund
(each a “Fund”)

SUPPLEMENT DATED MAY 7, 2010
TO PROSPECTUS DATED MARCH 1, 2010
AS SUPPLEMENTED MARCH 8, 2010

Large Cap Equity Fund
(a “Fund”)

SUPPLEMENT DATED MAY 7, 2010
TO PROSPECTUS DATED MARCH 1, 2010

The following information supplements and supercedes any contrary information  contained in the prospectus and Statement of Additional Information for each applicable Fund.  This information should be read in conjunction with the prospectuses for the Funds and retained for future reference.

Short U.S. Government Fund

On March 8, 2010, the Fund provided notice of a change in the following non-fundamental policy, which will take effect on May 8, 2010:

The Fund will invest exclusively in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments.  In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

This policy replaces the Fund’s current policy of investing at least 80% of its assets in such instruments under normal market circumstances.  Accordingly, under this policy, the Fund is not permitted to invest in private label mortgage-backed securities or other securities that are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Fund currently is invested exclusively in securities  issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements backed by such instruments and, pending the effective date of this policy, intends to invest only in such securities.

U.S. Government Mortgage Fund

On March 8, 2010, the Fund provided notice of a change in the following non-fundamental policy, which will take effect on May 8, 2010:

The Fund will invest exclusively in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments.  In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

This policy replaces the Fund’s current policy of investing at least 80% of its assets in such instruments under normal market circumstances.  Accordingly, under this policy, the Fund is not permitted to invest in private label mortgage-backed securities or other securities that are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  The Fund  currently is invested exclusively in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements backed by such instruments, and pending the effective date of this policy, intends to invest only in such securities.

Other Changes Relating to the Government Funds

Effective March 8, 2010, shares of the Short U.S. Government Fund and U.S. Government Mortgage Fund (the “Government Funds”) became available for purchase by new and existing investors.

With the exception of the Money Market Fund, each series of the Trust, including the Government Funds, is subject to the Trust’s Redemption-In-Kind Policy set forth on page 36 of the joint prospectus and page 11 of the Large Cap Equity Fund prospectus.  However, the Government Funds have resumed redemptions in cash at this time.

Investment Policies and Restrictions - Money Market Fund

The Securities and Exchange Commission (the “SEC”) recently adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).  Accordingly, the Money Market Fund has adopted the following policies and procedures to comply with such amendment:

Effective May 28, 2010, the Money Market Fund will not invest in Second Tier Securities (as defined in amended Rule 2a-7 under the 1940 Act) with a remaining maturity in excess of 45 days and investments in Second Tier Securities will not exceed 3% of the value of the Fund’s total assets, with no more than 0.5% of its assets being invested in any single issuer of Second Tier Securities.

Effective May 28, 2010, the Money Market Fund shall not invest in any Illiquid Security (as defined in amended Rule 2a-7 under the 1940 Act) if, immediately after the investment, more than five percent of the Money Market Fund’s total assets (based upon either the initial acquisition or upon any subsequent roll-over) would be Illiquid Securities.  The Money Market Fund will not purchase any security other than a Daily Liquid Asset (as defined in amended Rule 2a-7 under the 1940 Act) if, immediately after such purchase, the Money Market Fund would have invested less than ten percent of its total assets in Daily Liquid Assets.  The Money Market Fund shall not purchase any security other than a Weekly Liquid Asset (as defined in amended Rule 2a-7 under the 1940 Act) if, immediately after such purchase, the Money Market Fund would have invested less than thirty percent of its total assets in Weekly Liquid Assets.

Effective June 30, 2010, the Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share; provided, however, that the Money Market Fund will not (i) purchase any instrument with a remaining maturity of 397 days; (ii) maintain a dollar-weighted average portfolio maturity that exceeds 60 days; or (iii) maintain a dollar-weighted average portfolio maturity that exceeds 120 days without reference to the exceptions or maturity shortening provisions contained in paragraphs (d)(1) through (d)(8) of amended Rule 2a-7 under the 1940 Act.

Redeeming Shares

The following information supplements the “Redeeming Shares” section of the prospectus relating to Money Market Fund:

The Money Market Fund may suspend redemptions if the board has determined that the Money Market Fund’s net asset value cannot be maintained at a $1.00 and has determined to liquidate the Fund.

Investment Adviser and Distributor

The following information supplements the “Investment Adviser” and “Distributor” section of each prospectus:

On or about January 21, 2009, Shay Financial Services, Inc. was named in an arbitration proceeding involving Premier Pacific Bank.  The allegations generally allege disclosure and suitability failures.

On or about March 10, 2010, Shay Financial Services, Inc., Rodger D. Shay and Rodger D. Shay, Jr. were named as respondents in a FINRA arbitration proceeding initiated by Cross County Federal Savings Bank, which alleged that the respondents committed fraud and made unsuitable investment recommendations and material misrepresentations.  Claimant is seeking rescissionary damages of approximately $26 million, together with punitive damages, attorneys fees, costs and interest.

During February and March 2010, Prudential Savings Bank, Stonebridge Bank, First Star Bank, Phoenixville Federal Bank and Trust, First Keystone Bank and

First Bucks Corporation initiated legal action in two venues.  A lawsuit in the Circuit Court of Cook County Illinois was filed on February 23, 2010 against Shay Assets Management, Inc.  In addition, on or about March 16, 2010, Shay Financial Services, Inc., Rodger D. Shay and Rodger D. Shay, Jr. were named as respondents in a FINRA arbitration proceeding.  In both matters, claimants allege various claims generally relating to the liquidity and valuation of mortgage-related securities including common law fraud, aiding and abetting common law fraud, breach of fiduciary duty, negligent misrepresentation and negligence.  Claimants are seeking damages of approximately $28 million, together with punitive damages, attorneys fees, costs and interest.

There is no assurance that additional legal actions arising out of these circumstances will not be filed against Shay Assets Management, Inc., Shay Financial Services, Inc., Rodger D. Shay and/or Rodger D. Shay, Jr.

The Adviser and Distributor are unable to predict the potential range of monetary exposure, if any, but believe the claims asserted in each of the above-referenced actions are without merit and each intends to vigorously defend itself against all actions.  However, an unfavorable result could have a material adverse effect on the Adviser and the Distributor.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your prospectus for future reference.